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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the assumed stock options under the Electrical Insulation Suppliers, Inc. 1993 Incentive Plan of our report dated February 4, 1998, with respect to the consolidated financial statements of Genuine Parts Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                                               Ernst & Young LLP



August 14, 1998